UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 10, 2009

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-20574 (Commission File Number)	51-0340466 (IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5   — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM  5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF  DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 4, 2009, Wayne H. White notified the Board of Directors of The Cheesecake Factory Incorporated (the “Company”) that he will not stand for re-election as a director when his current term ends.  As such, Mr. White will retire from the Company’s Board of Directors and its Compensation Committee, effective May 20, 2009.  Mr. White’s departure is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company thanks Mr. White for his more than 16 years of service as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2009	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. DOUGLAS BENN
W. Douglas Benn Executive Vice President and Chief Financial Officer